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Exhibit 10.1.4

Exhibit A
SCHEDULE OF PARTNERS,
ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

Date Admitted	Name and address of partners	Value of non-cash capital contribution	Partnership units issued	Approx. Percentage Interests	Federal ID #
05/22/1998(1)	Eagle Ridge Resort LLC 37 West 57th Street, 12th Floor New York, NY 10019	$1,198,750	35,794	0.49%	52-2099405
02/04/1997	GTA LP, Inc. 14 North Adger's Wharf Charleston, SC 29401	$—	7,302,479	99.31%	58-2290326
02/04/1997	GTA GP, Inc. 14 North Adger's Wharf Charleston, SC 29401	$—	14,684	0.20%	58-2290217
Total Common OP Units			7,352,957	100.00%
	GTA LP, Inc. 10 North Adger's Wharf Charleston, SC 29401	$20,000,000	800,000	100%

(1)
transferred from Eagle Ridge Lease Company, LLC to current holder effective April 1, 2004.

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Exhibit A SCHEDULE OF PARTNERS, ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS